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                                                   EXHIBIT 24(A)





                                            CONSENTS OF KPMG PEAT MARWICK
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          CONSENT OF INDEPENDENT AUDITORS



Board of Directors
First Bancorporation of Ohio:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG Peat Marwick
/s/ KPMG Peat Marwick

Akron, Ohio
January 12, 1994


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                 CONSENT OF INDEPENDENT AUDITORS



Board of Directors
Great Northern Financial Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG Peat Marwick
/s/ KPMG Peat Marwick



Akron, Ohio
January 12, 1994